UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 16, 2008

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 16, 2008, the Board of Directors of First Mid-Illinois Bancshares, Inc. (the Company) appointed Eric S. McRae Vice President of the Company and Executive Vice President, Chief Credit Officer, of its wholly owned subsidiary, First Mid-Illinois Bank & Trust, N.A. (First Mid Bank).

McRae, 43, is a resident of Decatur, Illinois, and has served as Decatur Regional President since 2001. His responsibilities have included general oversight and administration of branch activities and personnel, and business development in these communities with particular emphasis on commercial, agricultural and residential lending. As Chief Credit Officer, McRae’s responsibilities will also include oversight of loan operations & systems, portfolio risk management and loan pricing for First Mid Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated:  December 18, 2008                                                                 /s/ Michael L. Taylor

Michael L. Taylor
Executive Vice President and Chief Financial Officer